                                                                 Exhibit 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In  connection  with the  quarterly  report on Form 10-Q of Southwest  Iowa
Renewable Energy, LLC (the "Company") for the period ended December 31, 2008, as filed with the  Securities  and  Exchange  Commission  on the date  hereof  (the
"Report"), I, Cindy Patterson,  Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

     1.   The Report fully  complies with the  requirements  of Section 13(a) or
          15(d) of the Securities Exchange Act of 1934, as amended; and

     2.   The  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                         /s/ Cindy Patterson
                                         ---------------------------------
                                         Chief Financial Officer
                                         Dated: February 17, 2009